China Wind Systems

CHINA WIND SYSTEMS, INC.

Corporate Presentation
May 2008



China Wind Systems

Equity Snapshot

Ticker (OTC BB):	CWSI
Price (5/19/08):	$6.00
Market Cap:	$226.2 mil
Revenues (ttm):	$28.7 mil
Net Income (ttm):	$4.5* mil
Shares Outstanding, 05/10/08:	37.7 mil
Earnings Per Share (ttm):	$0.12*
P/E (ttm):	50*
P/S (ttm):	7.89

37,484,504 mil diluted shares, March 31, 2008; ttm 3/31/08

** Net income, EPS, P/E, non-GAAP: deduct $6.7 mil from Q3 2007, which is a one time figure for forgiveness of VAT and income taxes; add back $(2.6) mil, a one-time, non-cash interest expense related to the amortization of $5.525 mil in convertible debt from Q4 2007 and Q1 2008.*

China Wind Systems

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Company Overview

- Leading metal fabricator for use in multiple heavy machinery industries
- Growth strategy into wind power industry
- Currently supply forged rolled rings
  - Rings <5 meters in diameter, for use in <3MW wind turbine units
- Will supply forged rolled rings and shafts
  - Rings ≤6.3 meters in diameter, for use in >3 MW wind turbine units
  - Shafts used in 1MW-3MW wind turbine units
- Background
  - Huayang Dye Machine, 1995
  - Huayang Electrical Power Equipment, 2005
- Established, September 8, 1995, Wuxi City, Jiangsu Province, Peoples Republic of China
- Total number of employees, 160, December 31, 2007



China Wind Systems

Corporate Structure

CWSI.OB

↓ 100%

Fulland Ltd.

↓ 100%

Green Power Environmental Technologies Co., Ltd.
"Green Power" — WOFE

↓ Contractual Arrangement

Wuxi Huayang Dye Machine Co., Ltd.
"Huayang Dye Machine"

Wuxi Huayang Electrical Power Equipment Co., Ltd.
"Huayang Electrical Power Equipment"

China Wind Systems

Investment Highlights

- 12 plus year history of manufacturing industrial equipment, Huayang Dye Machine and Huayang Electrical Power Equipment companies
- Focus on the rapidly growing domestic $4.95 billion wind power industry
- Profitable and rapidly growing business model
- Leveraging technical expertise through its legacy businesses to produce high precision, high margin wind power components
- Strategic location, centrally located in coastal region of China



12 Year History of Manufacturing Industrial Equipment

- Huayang Dye Machine, an industrial textile equipment manufacture, established 1995, to sell textile equipment directly to top textile manufacturers in China such as:
  - Wujiang City Lianjua Dyeing & Finishing Co., Ltd
  - Zhejiang Guannan Knitting & Dyeing Co., Ltd



- Huayang Electric Power Equipment, an industrial coking and coal equipment manufacturer, established 2005, to sell electric power equipment directly to the coke plants and coal-fired power stations and to other heavy industrial manufacturers such as:
  - Luoyang Shengjia Bearing Co., Ltd
  - Luoyang Special Large-size Bearings Co., Ltd
  - Luoyang Forged Bearings Co., Ltd
  - Luoyang Xinquinglian Bearings Co. Ltd

China Wind Industry

China Wind Systems

- Technically exploitable wind capacity in China, 1,000 GW
- Installed wind capacity in China, at year-end 2006, 2.6 GW
- Average annual growth rate in installed capacity for last ten years, period-ending 2006, 46%
- Official Government Forecast, 30 GW of wind power installed capacity by 2020

China's Wind Power Installed Capacity Growth (MW)


From 2006-2011, China's wind power capacity will grow at 40.4%
4
15
79
170
224
268
344
400
468
571
769
1,264
2,588
7,388
10,388
13,388
17,388
2011E

Source: BTM Estimates; Morgan Stanley Research

Source: China Wind Power Report, 2007, China Environmental Science Press
BTM Estimates; Morgan Stanley Research

China Wind Systems

Interior of Wind Turbine Unit



Pitch
Low-speed shaft
Rotor
Gear box
Generator
Wind direction
Controller
Anemometer
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Source: U.S. Department of Energy

China Localization Requirement (% component-100% of 70%)	
Component	**Percent**
Blade	19%
Electrical Control System	16%
Gearbox	15%
Tower	9%
Generator	8%
Hub	7%
Yaw System	5%
Spare Parts	5%
Nacelle	4%
Main Shaft	4%
Central Monitoring/Control System	3%
General Assembly	3%
Hydraulic System	2%

Source: Morgan Stanley Research

China Wind Systems

Government Support for Domestic Suppliers

- China government mandates 70% localization requirement for wind energy industry
- Domestic products accounted for 41.3% of annual wind component market in 2006
- Current gearbox production capacity in China, 1,600 units, representing 2,000 MW
- Total gearbox demand in China, 4000 MW, a gap of 2,000 MW
- China Wind System intends to manufacture gearboxes and yaw bearings along with forged rolled rings and shafts



Source: Morgan Stanley Research

China Wind Systems

Strategic Location

- China Wind located in Jiangsu Province, where total wind resource amounts to 34.69 GW
- Coastal and mountainous regions in China experience abundant wind resources



Heilongjiang
Liaoning
Xinjiang
Gansu
Inner Mongolia
Beijing
Hebei
Tianjin
Shanxi
Ningxia
Qinghai
Shandong
Tibet
Shanxi
Henan
Shanghai
Anhui
Hubei
Sichuan
Chongqing
Jiangxi
Hunan
Guizhou
Yunnan
Guangxi

Source: China Wind Power Report, 2007, China Environmental Science Press, Beijing

China Wind Systems

Cost Per kWh for Wind in U.S.

Wind Power Cost Compared to Other Renewable and Traditional Solutions

Power Source	$/kWh
Coal	0.02-0.05
Oil	0.06-0.08
Wind	*0.03-0.06*
Biofuel	0.07-0.09
Solar PV	0.20-0.60
Nuclear	0.02-0.06
Natural Gas	0.02-0.07

Source: Citi Investment Research, November 2007

China Wind Systems

Cost Structure of Renewable Energy

Estimated Changes in Capital Cost of Renewable Energy



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$/kW
Hydro conventional
Bioenergy
Wind onshore
Wind offshore
Geothermal
Solar PV
Solar thermal
Tide/ wave
2001
2030 Reference
2030 Alternative

Source: IEA Estimates; Morgan Stanley Research

China Wind Systems

China Wind Systems New Manufacturing Facility

- Newly acquired 107,639 square feet manufacturing facility, in Wuxi City, PRC.
- Highly trained staff
- Currently supply forging services for rolled rings <5 meters in diameter to wind power customers and forgings services to other customers
- Purchased 4,500 tons hydraulic press and ring rolling mill to produce rolled rings up to 6 meters in diameters and shafts
- Total rolled ring production capacity is estimated at 40,000 tons per year
- Capable of manufacturing other wind power components, such as yaw bearings, gearboxes and shafts

High Precision Forged Rolled Rings Production

Prepare forged pieces → Calculate size of forged pieces → Cutting → Heating → Blooming → Reheating → Forging (ring rolling) → Reshaping → Post Treatment → Finished Products







China Wind Systems

Advantages of Axial Closed-Die Rolling Technology

- Reduce material consumption (approximately 35% reduction)
- High precision and surface flatness
- Excellent mechanical strength
- High flexibility
- Fully automated operating process



China Wind Systems

Wind Energy Players in China

- **Currently more than 40 manufacturers supplying Chinese market, including domestic companies, joint ventures and foreign companies.**
  - **Domestic companies:**
    - Sinovel
    - Goldwind
    - Dongfeng Eletrical Machinery.
    - China High Speed Transmission Equipment
    - Harbin Electric
    - Huide Wind Power Engineering
  - **Joint ventures:**
    - Nantong CASC Wanyuan Acciona Wind Turbine Manufacture
    - REpower North
    - Nordex (Yinchuan)
    - Hunan Hara XEMC Windpower
  - **Foreign companies:**
    - GE (US)
    - Gamesa (Spain)
    - Vestas (Denmark)
    - Suzlon (India)

Source: Morgan Stanley Research

China Wind Systems

Customer Base

Present Customers

Name of Company*	Revenues/ Customer, 2007	Product
Luoyang Shengia Zhoucheng Co Ltd	RMB4.5 mil	Rolled rings
Luoyang Heavy Zhoucheng Co. Ltd	RMB 5 mil	Rolled rings
Luoyang Shoujian Zhoucheng Co. Ltd	RMB 2.5mil	Rolled rings
Luoyang New Qiang Lian Zhou Cheng Co. Ltd	RMB 3 mil	Rolled ring

Subsidiaries of a large SOE

Target Customers

Name of Company	Country	Product
Sinovel Wind Co.,Ltd	China	Gear Rim Shafts
Nanjing Highspeed & Accurate Gear Group Co.,LTD	China	shafts
China Guodian Corporation	China	shafts
Alloy Welding Ltd	Britain	Slewing Bearings
CDC Group	Italy	Slewing Bearings
Suzlon	India	Shafts Gear Rim

China Wind Systems Growth Strategy

China Wind Systems

- Manufacture forged rolled ring, 8 meters in diameter to source rapidly expanding installation of >3MW wind turbine units.
  - Wind turbine units producing >1MW in China currently represent 11% of total installed capacity.
- Focus on higher margin wind power components, such as shafts, yaw bearings, gearbox
  - manufacture shafts that weigh up to 500 tons
  - fabricate forged rolled rings to produce yaw bearings
  - manufacture gearboxes
- Expand manufacturing capacity



Capacity Growth of Domestic Wind Turbine Manufacturers (MW)
4500
4000
3500
3000
2500
2000
1500
1000
500
0
CAGR of 98%
551
4,275
2005
2008 E

Source: Morgan Stanley Research Estimates

Source: China Wind Power Report, 2007, China Environmental Science Press, Beijing; Morgan Stanley Research

China Wind Systems

China Wind Systems Expansion Plan

	Phase I	Phase II
Products	Rolled rings up to 6 meters diameter rolled rings and shafts	Gearbox and yaw bearings
Equipment Installation Period	Jan 08- Sept 08	August 08-March 09
Production Date	Oct 2008	April 2009
Projected Capacity	40,000 tons Rolled rings and shafts	200 Gearbox 200 Yaw Bearings

China Wind Systems

Experienced Management Team

Mr. Jianhua Wu: Chairman and CEO

Founder and CEO, Huayang Companies
Holds a certificate in Mechanical engineering
20 years of experience

Mr. Adam Wasserman, CPA: Chief Financial Officer

CEO, CFO Oncall, Inc., an accounting consulting firm, 1999
Holds CFO titles for Transax International Ltd, since May 2005, Lotus Pharmaceuticals, Inc. since October 2006, Gold Horse Intl. Inc. since July 2007, and Genesis Technology Group, Inc, from 2000 to September 2007. Holds a Bachelor of Science degree in Accounting from the State University of New York, Albany

Mr. Chen Yao Hong: Chief Engineer

Previous experience in optical Instrument design and radar design
Holds a certificate in Mechanical Engineering. BS in Machinery Architecture

Mr. Sun Zhong Xin: Senior Sales Manager

11 years of sales experience in the flange and forged products industry. Track record of achieving RMB 80 million in sales/yr for forged products prior to joining China Wind System

China Wind Systems

Summary Income Statement

($ in thousands)	Q1 08	Q1 07	FYE, Dec 31 (audited) 2007	2006
Revenues	$8,447	$4,129	$24,418	$18,198
Gross Profit	2,174	1,067	7,052	5,441
Operating income	1,480	888	5,662	4,679
Net income	1,031*	582	3,984@	3,131
Gross Margins	25.7%	25.8%	28.9%	29.9%
Operating Margins	17.5%	21.5%	23.2%	25.7%
EPS	0.03*	0.02	$0.10*	$0.09

Source: Company's SEC filings

 # Net income, EPS, includes $(5.2) million, a one-time non-cash charge of $2.3 related to amortization of debt to interest expense, $0.02 mil related to amortization of debt issuance cost, and $2.9 mil related to one-time non-cash charge to deemed preferred dividend, Q1 2008

@ Net income excludes one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007 and a one-time non-cash charge of $0.4 related to amortization of debt to interest expense in Q4 2007

** Based on 37.5 mil weighted diluted shares, March 31, 2008*

Revenue Breakdown



Q1 2008 Revenue breakdown (%)
44.9%
55.1%
Dyeing & Finishing Equipment
Electrical Equipment & Wind



Q1 2007 Revenue Breakdown (%)
6.1%
93.9%
Dyeing & Finishing Equipment
Electrical Equipment

S1

China Wind Systems

Projected Revenue Breakdown


Projected Revenue Breakdown, 2008
50%
50%
Dyeing & Finishing Equipment
Electrical Equipment & Wind Equipment

China Wind Systems

Strong Revenue Growth


$ millions
30
25
20
15
10
5
0
18.2
24.4
4.1
8.4
2006
2007
1Q07
1Q08

Revenue Growth: Forged rolled rings



Rolled Ring Revenue by Quarter for Various Industries
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08

Increasing Gross Profit


$ millions
8
7
6
5
4
3
2
1
0
5.44
7.1
1.1
2.2
2006
2007
Q107
Q108

China Wind Systems

Improving Net Income



$ millions
6
5
4
3
2
1
0
4.67
3.13
5.26
3.98
0.88
0.58
1.5
1.1
2006
2007*
Q1 2007
Q1 2008*
EBT
EAT

Income tax rate: 33%, 2005-2007;

2007 net income before and after-tax excludes, $6.7 in one-time tax benefit, Q3, 2007 and one-time non-cash charge of $0.3 mil, related to amortization of debt to interest expense

Q1 2008 net income adds back one-time non-cash charge of $(2.3) mil, related to amortization of debt to interest expense

China Wind Systems

Summary Balance Sheet

($ in thousands)	03/31/08	12/31/07
	(unaudited)	(audited)
Cash and Cash Equivalents	$2,580	$ 5,025
Current Assets	10,353	10,430
Total Assets	29,715	28,496
Current debt	$997	$4,082
Total Liabilities	2,949	7,245
Total Stockholders' Equity	26,766	21,251

China Wind Systems

Peer Valuation

Company Name	Ticker	Stock Price	Market Cap (mil)	P/E* (ttm)	P/S (ttm)
China Wind Systems	CWSI.OB	$6.0	$226.2	50	7.89
Composite Technology Corp	CPTC	$1.03	$232.94	N/A	4.84
China High Speed Transmission Equipment Group	0658.HK	HK$ 14.08	HK$17,500	44.88	8.49
China National Buildings Materials Co., Ltd	3323.HK	HK$ 20	HK$18,000	45.80	4.09
Broadwind Energy, Inc	BWEN.OB	$25.70	$2060	N/A	60.88
Suzlon Energy Limited	SUZLON.NS	$318.45	Rs. 318.35	49	3.88
			Average	46.56	16.44

Price as of, May 20, 2008

ttm, March 31, 2008

China Wind Systems

Capitalization Structure

Share Type	Number of Shares
Common Shares issues and outstanding	37,747,295
Common Stock issuable upon conversion of series A preferred stock	14,787,135
Shares issuable upon exercise of warrants at $0.50	400,000
Shares issuable upon exercise of warrants at $0.58	10,853,504
Shares issuable upon exercise of warrants at $0.83	5,588,252
Shares issuable upon exercise of warrants at $0.92	2,065,000
Total, fully diluted shares:	71,441,186

March 31, 2008

China Wind Systems

Use of Warrant Proceeds

- Purchase new equipment to manufacture wind components
- Hire highly technical personnel
- Improve manufacturing capabilities to fabricate precision yaw bearings



China Wind Systems

Investment Highlights

- Mature legacy businesses, textile and electrical equipment
- Rapidly growing supplier of forged rolled rings for use in wind energy industry
- New state-of-the-art manufacturing facility in Wuxi City, capable of producing wind energy components
- Solid financial performance
- Focus on producing wind energy components for rapidly growing Chinese wind energy industry
- Focus on producing higher margin wind energy components
- Experienced management team with track record of success



Contact

China Wind Systems

Investor Relations:
CCG Investor Relations, Inc
Crocker Coulson, President
1325 Avenue of Americas,
Suite 2800
New York, NY 10019
Tel: 1 (646) 213-1915
E-mail: Crocker.Coulson@ccgir.com

Company Contact:
China Wind Systems, Inc
Jianhua Wu, CEO
No. 9 Yanyu Middle Road
Quinzhou Village, Huishan District,
Wuxi City, Jiangsu Province
Peoples Republic of China
Tel: 1 (877) 224-6696

Legal Contact:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Telephone: 1 (212) 981-6767
E-mail: ALevitsky@SRFF.COM

External Auditors:
Sherb & Company, LLP
1900 NW Corporate Boulevard,
Suite E210
Boca Raton, FL 33431
Tel: 1 (561) 886-4200